EXHIBIT 99.1

 Digital River Reports Fourth Quarter and Full Year Financial Results

     Q4 revenue up 35 percent and full year revenue up 40 percent


    MINNEAPOLIS--(BUSINESS WIRE)--Feb. 8, 2007--Digital River, Inc. (NASDAQ:DRIV), a global leader in e-commerce outsourcing, today reported its fourth quarter and full year 2006 financial results.

    Revenue: Q4 and Full Year 2006

    -- Fourth quarter revenue totaled $83.0 million, an increase of 35 percent from revenue of $61.6 million in the fourth quarter of 2005.

    -- For the full year ended December 31, 2006, revenue totaled $307.6 million, an increase of 40 percent from revenue of $220.4 million in 2005.

    GAAP Results: Q4 and Full Year 2006

    -- Fourth quarter GAAP net income was $16.4 million, or $0.36 per diluted share, including $3.5 million of stock-based compensation expense. This compared to restated net income of $18.1 million, or $0.45 per diluted share, including minimal stock-based compensation expense in the fourth quarter of 2005. Fourth quarter 2005 results included a one-time tax benefit of $6.7 million or $0.16 per diluted share due to reversing the valuation allowance on certain deferred tax assets. In addition, the restatement related to stock option grants added approximately $400,000 of tax benefit to fourth quarter 2005 results.

    -- For the full year ended December 31, 2006, GAAP net income was $60.8 million, or $1.40 per diluted share, including $13.9 million of stock-based compensation expense. This compared to restated net income of $56.5 million or $1.41 per diluted share in 2005. Our restatement related to stock option grants added a $2.2 million benefit to previously reported 2005 financial results. This is the result of approximately $2.5 million in cumulative tax benefit for the periods from 1998 through 2005 offset by stock-based compensation expense in 2005 of approximately $300,000.

    Non-GAAP Results: Q4 and Full Year 2006

    -- Based on the Company's non-GAAP measurements, fourth quarter non-GAAP net income was $21.6 million, or $0.47 per diluted share, compared to restated net income, on a similar basis, of $15.4 million, or $0.37 per diluted share in the fourth quarter of 2005. This represents a year-over-year increase of 40 percent in non-GAAP net income and 27 percent in non-GAAP diluted net income per share.

    -- For the full year ended December 31, 2006, non-GAAP net income was $79.7 million, or $1.79 per diluted share, compared to restated net income, on a similar basis, of $55.5 million, or $1.34 per diluted share in the full year of 2005. This represents a year-over-year increase of 44 percent in non-GAAP net income and 34 percent in non-GAAP diluted net income per share.

    Non-GAAP net income is computed by starting with GAAP pre-tax income as reported on the Company's statement of operations, adding back amortization of acquisition-related intangibles and stock-based compensation expense, to calculate non-GAAP pre-tax income. This figure is then taxed at 31 percent, the Company's current effective tax rate, to arrive at non-GAAP net income. This amount is then divided by fully-diluted GAAP shares outstanding, which includes the impact of the Company's contingent convertible notes, to derive non-GAAP diluted net income per share. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this announcement.

    "We are pleased with our fourth quarter and full year results," said Joel Ronning, Digital River's CEO. "Key client wins, expansion in global markets and growth in strategic marketing services were major contributors to our success last year. Looking forward, we intend to deliver more value to our clients and prospects while further strengthening our market leadership position. In 2007, we plan to intensify our focus on operational execution as well as introduce more revenue-generating e-marketing programs."

    Q1 2007 Guidance

    Forward-looking guidance for the first quarter ending March 31, 2007, is as follows:

    --  Revenue of $88 million;

    -- GAAP diluted net income per share of $0.44, including stock-based compensation expense of $3.5 million and a quarterly GAAP tax rate of 31 percent; and

    --  Non-GAAP diluted net income per share of $0.53.

    Full Year 2007 Guidance

    Forward-looking guidance for the full year ending December 31, 2007, is as follows:

    --  Revenue of $380 million;

    -- GAAP diluted net income per share of $1.86, including stock-based compensation expense of $14.1 million and an annual GAAP tax rate of 31 percent; and

    --  Non-GAAP diluted net income per share of $2.14.

    Digital River will hold a fourth quarter conference call today at 4:45 p.m. Eastern Standard Time. A live webcast of the conference call can be accessed from http://www.digitalriver.com/2006q4earnings/. Alternatively, a live broadcast of the call may be heard by using conference ID # 8340808 and dialing 877-493-9121 inside the United States or Canada, or by calling 973-582-2750 from international locations. A webcast replay of the call will be archived on the Company's corporate Web site.

    About Digital River, Inc.

    Digital River, Inc., a global leader in e-commerce outsourcing, builds and manages online businesses for more than 40,000 software publishers, manufacturers, distributors and online retailers. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The company's comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

    Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. cities as well as Cologne, Germany; London, England; Shannon, Ireland; Luxembourg, Luxembourg; Taipei, Taiwan; and Tokyo, Japan. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

    Forward-Looking Statements

    This press release contains forward-looking statements, including statements regarding the Company's anticipated future growth, including the expansion of its global business infrastructure, and future financial performance as well as statements containing the words "anticipates," "believes," "plans," "will" or "expects" and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company's limited operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion; potential consequences surrounding findings of our internal investigation, investigation by a committee of our independent directors and informal SEC inquiry into our stock option granting practices; any potential civil litigation relating to our stock option granting practices; and other risk factors referenced in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2005. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

    The forward-looking statements regarding first quarter 2007 and full year 2007 reflect Digital River's expectations as of February 8, 2007. Results may be materially affected by many factors, such as changes in global economic conditions and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates, and that no additional intangible assets are recorded. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

    Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.


Digital River, Inc.
Fourth Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Balance Sheets

                        As of                     As of
                  December 31, 2006         December 31, 2005
                  ----------------- ----------------------------------

                                       As     Adjustments      As
                                    Reported      (1)     Restated (1)
                                    --------- ----------- ------------
Assets
------------------
 Current assets
   Cash and cash
    equivalents           $390,243  $131,770          $-     $131,770
   Short-term
    investments            235,699   220,569           -      220,569
   Accounts
    receivable,
    net                     52,392    34,883           -       34,883
   Deferred income
    taxes                   19,687    22,251         409       22,660
   Prepaid
    expenses and
    other                    6,025     3,741           -        3,741
                  ----------------- --------- ----------- ------------
     Total current
      assets               704,046   413,214         409      413,623
 Property and
  equipment, net            24,079    17,955           -       17,955
 Goodwill                  243,799   195,299           -      195,299
 Intangible
  assets, net               21,106    20,054           -       20,054
 Deferred income
  taxes                      1,276    10,444           -       10,444
 Other assets               11,957    12,174           -       12,174
                  ----------------- --------- ----------- ------------
 Total assets           $1,006,263  $669,140        $409     $669,549
                  ================= ========= =========== ============
Liabilities and
 stockholders'
 equity
------------------
 Current
  liabilities
   Accounts
    payable               $141,386  $127,846          $-     $127,846
   Accrued payroll          12,097     8,866           -        8,866
   Deferred
    revenue                  7,040     5,403           -        5,403
   Accrued
    acquisition
    costs                    5,654     5,651           -        5,651
   Other accrued
    liabilities             39,982    21,210           -       21,210
                  ----------------- --------- ----------- ------------
     Total current
      liabilities          206,159   168,976           -      168,976
 Non-current
  liabilities                                          -
   Convertible
    senior notes           195,000   195,000           -      195,000
   Other
    liabilities              1,345        22           -           22
                  ----------------- --------- ----------- ------------
     Total non-
      current
      liabilities          196,345   195,022           -      195,022
                  ----------------- --------- ----------- ------------
 Total liabilities         402,504   363,998           -      363,998
                  ----------------- --------- ----------- ------------
 Stockholders'
  equity
   Common stock                404       350           -          350
   Additional
    paid-in
    capital                546,758   315,489       9,760      325,249
   Deferred
    compensation                 -    (1,942)        (48)      (1,990)
   Retained
    earnings/
    (accumulated
     deficit)               44,989    (6,324)     (9,303)     (15,627)
   Accumulated
    other
    comprehensive
    income/(loss)           11,608    (2,431)          -       (2,431)
                  ----------------- --------- ----------- ------------
   Stockholders'
    equity                 603,759   305,142         409      305,551
                  ----------------- --------- ----------- ------------
 Total liabilities
  and
  stockholders'
  equity                $1,006,263  $669,140        $409     $669,549
                  ================= ========= =========== ============


(1) Adjusted for additional non-cash stock-based compensation expense and related tax effects due to the use of incorrect measurement dates.


Digital River, Inc.
Fourth Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Condensed Consolidated Statements of Operations

                  Three months ended
                     December 31,     Three months ended December 31,
                         2006          2005      2005         2005
                  ------------------ -------- ----------- ------------
                                        As    Adjustments      As
                                     Reported     (1)     Restated (1)
                                     -------- ----------- ------------
Revenue                     $83,004  $61,557          $-      $61,557
Costs and
 expenses:                                                          -
  Direct cost of
   services                   2,020    1,475           4        1,479
  Network and
   infrastructure             7,748    5,614           -        5,614
  Sales and
   marketing                 30,444   20,428          11       20,439
  Product research
   and development            8,913    5,779           7        5,786
  General and
   administrative             9,607    5,264           2        5,266
  Depreciation and
   amortization               3,312    2,028           -        2,028
  Amortization of
   acquisition-
   related
   intangibles                2,943    2,135           -        2,135
                  ------------------ -------- ----------- ------------
Total costs and
 expenses                    64,987   42,723          24       42,747
                  ------------------ -------- ----------- ------------
    Income from
     operations              18,017   18,834         (24)      18,810
                  ------------------ -------- ----------- ------------
Other income, net             6,756    1,395           -        1,395
                  ------------------ -------- ----------- ------------
    Income before
     income tax
     expense                 24,773   20,229         (24)      20,205
Income tax expense            8,417    2,507        (418)       2,089
                  ------------------ -------- ----------- ------------
    Net income              $16,356  $17,722        $394      $18,116
                  ================== ======== =========== ============

Net income per
 share - basic                $0.41    $0.50       $0.01        $0.52
                  ================== ======== =========== ============
Net income per
 share - diluted              $0.36    $0.44       $0.01        $0.45
                  ================== ======== =========== ============
Shares used in per
 share calculation
 - basic                     40,024   35,112      35,112       35,112
Shares used in per
 share calculation
 - diluted                   46,138   41,244      41,244       41,244



Calculation of GAAP Diluted Net Income Per Share

                  Three months ended
                     December 31,     Three months ended December 31,
                         2006          2005      2005         2005
                  ------------------ -------- ----------- ------------
                                        As    Adjustments      As
                                     Reported     (1)     Restated (1)
                                     -------- ----------- ------------
GAAP net income             $16,356  $17,722        $394      $18,116
Add back debt
 interest expense
 and issuance cost
 amortization, net
 of tax benefit                 434      629           -          629
                  ------------------ -------- ----------- ------------
Adjusted net
 income for GAAP
 EPS calculation            $16,790  $18,351        $394      $18,745
                  ================== ======== =========== ============

Net income per
 share - diluted              $0.36    $0.44       $0.01        $0.45
                  ================== ======== =========== ============
Shares used in per
 share calculation
 - diluted                   46,138   41,244      41,244       41,244


(1) Adjusted for additional non-cash stock-based compensation expense and related tax effects due to the use of incorrect measurement dates.


Digital River, Inc.
Fourth Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Condensed Consolidated Statements of Operations

                Twelve months ended
                   December 31,      Twelve months ended December 31,
                       2006           2005       2005         2005
                ------------------- --------- ----------- ------------
                                       As     Adjustments      As
                                    Reported      (1)     Restated (1)
                                    --------- ----------- ------------
Revenue                   $307,632  $220,408          $-     $220,408
Costs and
 expenses:                                                          -
 Direct cost of
  services                   7,709     5,013          50        5,063
 Network and
  infrastructure            29,250    19,814           3       19,817
 Sales and
  marketing                113,462    69,256         115       69,371
 Product
  research and
  development               32,341    20,575         115       20,690
 General and
  administrative            34,158    21,474          10       21,484
 Depreciation
  and
  amortization              10,983     8,833           -        8,833
 Amortization of
  acquisition-
  related
  intangibles               12,134     8,730           -        8,730
                ------------------- --------- ----------- ------------
Total costs and
 expenses                  240,037   153,695         293      153,988
                ------------------- --------- ----------- ------------
   Income from
    operations              67,595    66,713        (293)      66,420
                ------------------- --------- ----------- ------------
Other income,
 net                        21,887     4,967           -        4,967
                ------------------- --------- ----------- ------------
   Income before
    income tax
    expense                 89,482    71,680        (293)      71,387
Income tax
 expense                    28,672    17,337      (2,462)      14,875
                ------------------- --------- ----------- ------------
   Net income              $60,810   $54,343      $2,169      $56,512
                =================== ========= =========== ============

Net income per
 share - basic               $1.58     $1.57       $0.06        $1.64
                =================== ========= =========== ============
Net income per
 share - diluted             $1.40     $1.36       $0.05        $1.41
                =================== ========= =========== ============
Shares used in
 per share
 calculation -
 basic                      38,593    34,536      34,536       34,536
Shares used in
 per share
 calculation -
 diluted                    44,642    41,448      41,448       41,448



Calculation of GAAP Diluted Net Income Per Share

                Twelve months ended
                   December 31,      Twelve months ended December 31,
                       2006           2005       2005         2005
                ------------------- --------- ----------- ------------
                                       As     Adjustments      As
                                    Reported      (1)     Restated (1)
                                    --------- ----------- ------------
GAAP net income            $60,810   $54,343      $2,169      $56,512
Add back debt
 interest
 expense and
 issuance cost
 amortization,
 net of tax
 benefit                     1,739     2,099           -        2,099
                ------------------- --------- ----------- ------------
Adjusted net
 income for GAAP
 EPS calculation           $62,549   $56,442      $2,169      $58,611
                =================== ========= =========== ============

Net income per
 share - diluted             $1.40     $1.36       $0.05        $1.41
                =================== ========= =========== ============
Shares used in
 per share
 calculation -
 diluted                    44,642    41,448      41,448       41,448


(1) Adjusted for additional non-cash stock-based compensation expense and related tax effects due to the use of incorrect measurement dates.


Digital River, Inc.
Fourth Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Statements of Cash Flows

                      Twelve months
                          ended
                      December 31,   Twelve months ended December 31,
                          2006        2005       2005         2005
                      ------------- --------- ----------- ------------
                                       As     Adjustments      As
                                    Reported      (1)     Restated (1)
                                    --------- ----------- ------------
Operating Activities:
----------------------
 Net income                $60,810   $54,343      $2,169      $56,512
  Adjustments to
   reconcile net
   income to net cash
   provided by
   operating
   activities:                                         -
   Amortization of
    acquisition-
    related
    intangibles             12,134     8,730           -        8,730
   Change in accounts
    receivable
    allowance, net of
    acquisitions             1,215      (598)          -         (598)
   Depreciation and
    amortization            10,983     8,833           -        8,833
   Stock-based
    compensation
    expense related to
    stock-based
    compensation plans      13,904         -         293          293
   Tax benefit of
    stock-based
    compensation                 -    47,879      (2,462)      45,417
   Excess tax benefit
    from stock-based
    compensation            (8,980)        -           -            -
   Deferred and other
    income taxes            19,583   (34,789)          -      (34,789)
   Litigation and
    other charges                -      (739)          -         (739)
   Change in operating
    assets and
    liabilities (net
    of acquisitions):
    Accounts
     receivable            (14,678)  (10,304)          -      (10,304)
    Prepaid and other
     assets                 (1,293)   (2,417)          -       (2,417)
    Accounts payable         3,701    34,822           -       34,822
    Deferred revenue           811     1,395           -        1,395
    Income tax payable       8,126     2,740           -        2,740
    Accrued payroll
     and other accrued
     liabilities            11,270     9,859           -        9,859
                      ------------- --------- ----------- ------------
     Net cash provided
      by operating
      activities           117,586   119,754           -      119,754
                      ------------- --------- ----------- ------------

 Investing Activities:
----------------------
  Purchases of
   investments            (193,609) (190,713)          -     (190,713)
  Sales of investments     179,296   127,771           -      127,771
  Cash paid for
   acquisitions, net
   of cash received        (37,800)  (54,177)          -      (54,177)
  Purchases of
   property, equipment
   and capitalized
   software                (15,907)   (8,328)          -       (8,328)
                      ------------- --------- ----------- ------------
     Net cash used in
      investing
      activities           (68,020) (125,447)          -     (125,447)
                      ------------- --------- ----------- ------------

 Financing Activities:
----------------------
  Proceeds from sale
   of common stock         172,700         -           -            -
  Exercise of stock
   options                  21,118    23,199           -       23,199
  Sales of common
   stock under
   employee stock
   purchase plan             2,109     2,199           -        2,199
  Excess tax benefit
   from stock-based
   compensation              8,980         -           -            -
  Repurchase of
   restricted stock
   for tax withholding
   obligations                (426)        -           -            -
  Repurchase of common
   stock                         -   (13,145)          -      (13,145)
                      ------------- --------- ----------- ------------
      Net cash
       provided by
       financing
       activities          204,481    12,253           -       12,253
                      ------------- --------- ----------- ------------
 Effect of exchange
  rate changes on cash       4,426    (2,524)                  (2,524)
                      ------------- --------- ----------- ------------
 Net increase in cash
  and cash equivalents     258,473     4,036           -        4,036
 Cash and cash
  equivalents,
  beginning of period      131,770   127,734           -      127,734
                      ------------- --------- ----------- ------------
 Cash and cash
  equivalents, end of
  period                  $390,243  $131,770          $-     $131,770
                      ============= ========= =========== ============

                      ------------- --------- ----------- ------------
 Cash paid for
  interest on
  Convertible Senior
  Notes                     $2,438    $2,641          $-       $2,641
                      ============= ========= =========== ============

(1) Adjusted for additional non-cash stock-based compensation expense and related tax effects due to use of incorrect measurement dates.


Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)

Calculation of Historical non-GAAP Diluted Net Income Per Share

                                                         Twelve months
                            Three months ended               ended
                   ------------------------------------- -------------
                     March     June   September December   December
                      31,       30,      30,      31,         31,
                     2005      2005      2005     2005       2005
                   ------------------------------------- -------------

                      As        As        As       As         As
                   Restated  Restated  Restated Restated   Restated
                      (1)      (1)       (1)      (1)         (1)
                   ------------------------------------- -------------
GAAP pre-tax income $18,816   $15,380   $16,986 $20,205       $71,387
  Add back:
   amortization of
   acquisition-
   related
   intangibles        2,396     2,110     2,089   2,135         8,730
  Add back: stock-
   based
   compensation
   expense              121        76        72      24           293
                   ------------------------------------- -------------
Non-GAAP pre-tax
 income              21,333    17,566    19,147  22,364        80,410
Income tax expense
 @ 31%                6,613     5,445     5,936   6,933        24,927
                   ------------------------------------- -------------
Non-GAAP net income $14,720   $12,121   $13,211 $15,431       $55,483
                   ===================================== =============

Non-GAAP net income
 per share -
 diluted              $0.36     $0.29     $0.31   $0.37         $1.34
                   ===================================== =============

Shares used in per
 share calculation
 - diluted           41,454    41,154    41,972  41,244        41,448

                                                         Twelve months
                            Three months ended               ended
                   ------------------------------------- -------------
                     March     June   September December   December
                      31,       30,      30,      31,         31,
                     2006      2006      2006     2006       2006
                   ------------------------------------- -------------
GAAP pre-tax income $23,759   $20,581   $20,369 $24,773       $89,482
  Add back:
   amortization of
   acquisition-
   related
   intangibles        2,840     3,038     3,313   2,943        12,134
  Add back: stock-
   based
   compensation
   expense            3,413     3,519     3,456   3,516        13,904
                   ------------------------------------- -------------
Non-GAAP pre-tax
 income              30,012    27,138    27,138  31,232       115,520
Income tax expense
 @ 31%                9,304     8,413     8,413   9,682        35,812
                   ------------------------------------- -------------
Non-GAAP net income $20,708   $18,725   $18,725 $21,550       $79,708
                   ===================================== =============

Non-GAAP net income
 per share -
 diluted              $0.50     $0.41     $0.41   $0.47         $1.79
                   ===================================== =============

Shares used in per
 share calculation
 - diluted           41,154    45,458    45,666  46,138        44,642

Breakdown of stock-
 based compensation                                      Twelve months
 expense                    Three months ended               ended
                   ------------------------------------- -------------
                     March     June   September December   December
                      31,       30,      30,      31,         31,
                     2006      2006      2006     2006       2006
                   ------------------------------------- -------------
 Direct cost of
  services             $214      $218      $197    $213          $842
 Network and
  infrastructure         86        84        78      81           329
 Sales and
  marketing           1,289     1,323     1,268   1,302         5,182
 Product research
  and development       585       591       556     560         2,292
 General and
  administrative      1,239     1,303     1,357   1,360         5,259
                   ------------------------------------- -------------
Total                $3,413    $3,519    $3,456  $3,516       $13,904
                   ===================================== =============

Non-GAAP Guidance
 Reconciliation    Q1 - 2007           FY-2007
                   Guidance            Guidance
                   ---------          ----------
Expected GAAP net
 income per share -
 diluted              $0.44               $1.86
Add back
 amortization of
 acquisition-
 related costs         0.06                0.14
Add back stock-
 based compensation
 expense               0.08                0.31
Tax variability       (0.04)              (0.13)
Deduct impact of
 contingent
 convertible notes    (0.01)              (0.04)
                   ---------          ----------
Expected non-GAAP
 diluted net income
 per share            $0.53               $2.14
                   =========          ==========

(1) Adjusted for additional non-cash stock-based compensation expense and related tax effects due to the use of incorrect measurement dates.


    CONTACT: Digital River, Inc.
             Investor Contact:
             Bob Kleiber, 952-540-3024
             Vice President, Investor Relations
             bkleiber@digitalriver.com
             or
             Media Contact:
             Gerri Dyrek, 952-253-8396
             Director, Public Relations
             gdyrek@digitalriver.com